UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011 (December 15, 2011)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 15, 2011, the Board of Directors (the "Board") of Xfone, Inc. (the "Company") reappointed all members of its Audit Committee. Mr. Almog was reappointed as the Chairman and Messrs Schwarz and Singer were reappointed as members of the Audit Committee. Following the reappointments, the Company’s Audit Committee consists of Itzhak Almog (Chairman), Shemer S. Schwartz and Israel Singer. All three Audit Committee members are deemed “Independent Directors,” as that term is defined in Section 803 A(2) of the NYSE Amex Company Guide. Mr. Itzhak Almog is deemed an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission and the NYSE Amex.

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: December 15, 2011	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director